--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               November 30, 1997

Dear Trust Shareholder:

       U.S. fixed income investors have been rewarded with solid total returns over the past twelve months, as moderate economic growth and low inflation drove Treasury yields below year-end 1996 levels by October 31, 1997.

       The economy has shown some signs of slowing, which BlackRock expects may persist as early indicators suggest that holiday spending may be tepid. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our long-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

       This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.

Sincerely,

/s/Laurence D. Fink                    /s/Ralph L. Schlosstein
-------------------                    -----------------------
Laurence D. Fink                       Ralph L. Schlosstein
Chairman                               President

                                                               November 30, 1997

Dear Shareholder:

       We are pleased to present the annual report for The BlackRock New Jersey Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

       The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RNJ". The Trust's investment objective is to provide high current income that is exempt from regular federal and New Jersey state income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout New Jersey.

       The table below summarizes the performance of the Trust's stock price and net asset value over the year:

                          ------------------------------------------------------
                          10/31/97   10/31/96   CHANGE   HIGH       LOW
--------------------------------------------------------------------------------
STOCK PRICE               $12.875    $11.875    8.42%    $12.9375   $11.375
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)     $14.19     $13.48     5.27%    $14.20     $13.04
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

       The first half of the Trust's fiscal year was characterized by increased concern over potential inflationary pressures. Bond prices fell and yields rose between mid-December 1996 and mid-April 1997, as economic data indicated a very strong economy. In an effort to subdue this growth and pre-emptively fight inflation, the Federal Reserve raised the Federal funds rate by 25 basis points (1/4%) to 5.50% at their March 25 FOMC policy meeting. During the second quarter, however, signs of more moderate economic growth began to appear. Lower factory orders, decreased consumer spending and higher inventories, in addition to continued benign inflationary forces, soothed investor fears over inflation. Accordingly, the Federal Reserve left interest rates unchanged at their May 20, July 2 and September 30 policy meetings. U.S. Treasury yields reflected investor expectations of Federal Reserve policy activity. The yield of the 10-year note rose from a period low of 6.04% in late November 1996 to 6.98% in mid-April 1997 in response to Federal Reserve Chairman Alan Greenspan's warning of excessive equity market euphoria and in anticipation of a Federal funds rate increase. As economic data softened, the yield of the 10-year fell over 100 basis points from 6.98% to close at 5.83% on October 31, 1997.

       The municipal bond market, represented by the LEHMAN MUNICIPAL BOND INDEX, posted a total return of 8.50% for the 12 month period ended October 31, 1997, underperforming the domestic taxable investment grade market (measured by the LEHMAN AGGREGATE INDEX), which returned 8.89%. Despite the rally in the Treasury market, demand for municipals was relatively strong, particularly during the summer, when nearly $60 billion worth of municipal issues matured and were reinvested back into the market. However, the decline in Treasury yields resulted in a significant increase in new municipal supply during September, as municipal issuers refunded higher interest bearing securities and brought lower yielding issues to market. During October, municipals experienced their largest underperformance versus Treasuries during 1997, as they were unable to keep pace with the global demand for U.S. Treasuries.

       New Jersey's currently sound financial operations reflect a strong, diversified economy which is growing modestly. The State's population is also growing slowly, while unemployment in New Jersey continues to decline from 1996 levels. The State's average unemployment rate for the first 10 months of 1997 was 5.4% (5.2% in October); this compares favorably to 1996's average of 6.3%. 1997 witnessed a significant increase in the supply of outstanding New Jersey debt, as the State sold $2.5 billion of bonds in a new pension fund issue. The overall health of the New Jersey economy will result in an anticipated $1 billion operating reserve for fiscal year 1997.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

       The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

       Additionally, the Trust employs leverage at about 35% of total net assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. Over the past twelve months, the Federal Reserve tightened monetary policy by raising short term rates 25 basis points to 5.50% in March. Typically, short term municipal rates (which determine the Trust's borrowing costs) are approximately 65% of Treasury rates. Accordingly, the Trust's cost of leverage modestly increased as a result of the Fed's action.

       The main portfolio management theme in the Trust over the past year has been to take advantage of narrowing credit spreads between higher and lower rated bonds. To this end, the Trust has sold lower rated credits (BBB- and A-rated issues) in favor of higher rated credits (AA and AAA). Historically, lower rated bonds yield significantly more than higher rated bonds to compensate the investor for taking on a higher probability of default. Over the past year, this yield advantage has narrowed to levels that we believe do not pay investors enough to purchase lower credits. The Trust's current strategy emphasizes high credit quality non-callable and callable premiums in the 7- to 15-year maturity range. Prevailing municipal market conditions do not reward investors for extending beyond this maturity range.

       The following charts compare the Trust's current and October 31, 1996 asset composition and credit quality allocations:

                                SECTOR BREAKDOWN

--------------------------------------------------------------------------------
SECTOR                    OCTOBER 31, 1997           OCTOBER 31, 1996
--------------------------------------------------------------------------------
Special Sales Tax                 21%                        20%
--------------------------------------------------------------------------------
Transportation                    20%                        21%
--------------------------------------------------------------------------------
Hospital                          17%                        18%
--------------------------------------------------------------------------------
University                        10%                        10%
--------------------------------------------------------------------------------
Power                              7%                         7%
--------------------------------------------------------------------------------
Housing                            5%                         5%
--------------------------------------------------------------------------------
Lease Revenue                      5%                         5%
--------------------------------------------------------------------------------
Sales Tax                          5%                         5%
--------------------------------------------------------------------------------
Schools                            5%                         5%
--------------------------------------------------------------------------------
Waste/Pollution                    5%                         4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STANDARD & POOR'S/MOODY'S/FITCH'S
          CREDIT RATING                  OCTOBER 31, 1997       OCTOBER 31, 1996
--------------------------------------------------------------------------------
             AAA/Aaa                            70%                    70%
--------------------------------------------------------------------------------
              AA/Aa                             15%                     5%
--------------------------------------------------------------------------------
               A/A                              --                     10%
--------------------------------------------------------------------------------
             BBB/Baa                            15%                    15%
--------------------------------------------------------------------------------


       We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock New Jersey Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,

/s/Robert Kapito                         /s/Kevin Klingert
----------------                         -----------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                       RNJ
--------------------------------------------------------------------------------
Initial Offering Date:                                              May 28, 1993
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/97:                                    $12.875
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/97:                                        $14.19
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/97 ($12.875)1:                 5.39%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                               $0.0578
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                            $0.6936
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is calculated by annualizing  the current  monthly distribution per share and dividing it by the closing stock price per share. 2The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------


             PRINCIPAL                                                                                     OPTION CALL
  RATING*     AMOUNT                                                                                       PROVISIONS+      VALUE
(UNAUDITED)    (000)               DESCRIPTION                                                             (UNAUDITED)     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

                            LONG-TERM INVESTMENTS--147.8%
                            NEW JERSEY--133.3%
AAA          $1,000         Essex County Util. Auth. Solid Waste Rev., Ser. A, 5.60%, 4/01/16, FSA ..      4/06 at 102   $1,024,860
                            New Jersey Econ. Dev. Auth.,
AAA           1,000           Mkt. Trans. Fac., Ser. A, 5.875%, 7/01/11, MBIA .......................      7/04 at 102    1,066,780
BBB-            500           Trigen-Trenton Proj., 6.20%, 12/01/10 .................................     12/03 at 102      514,390
                            New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
BBB           1,570           Englewood Hosp. & Med. Ctr., 6.50%, 7/01/09 ...........................      7/04 at 102    1,658,250
AAA           1,000           Riverview Med. Ctr., 5.50%, 7/01/13, AMBAC ............................      7/04 at 102    1,025,680
AAA           1,000           St. Josephs Hosp. & Med. Ctr, 5.75%, 7/01/16, CONNIE LEE ..............      7/06 at 102    1,030,830
                            New Jersey Sports & Exposition Auth. Rev., Conv. Ctr. Luxury Tax, Ser. A,
AAA           1,000           5.50%, 7/01/22, MBIA ..................................................      7/02 at 102    1,005,860
AAA           1,000           6.00%, 7/01/12, MBIA ..................................................      7/02 at 102    1,057,590
                            New Jersey St. Ed. Facs. Auth. Rev.,
AAA           1,000           Rowan College, Ser. E, 5.875%, 7/01/16, AMBAC .........................      7/06 at 101    1,059,540
AAA           1,000           Seton Hall University, 5.625%, 7/01/19, MBIA ..........................      7/06 at 101    1,023,230
AAA           1,000         New Jersey St. Hsg. & Mtge. Fin. Home Buyer, Ser. O, 6.35%,
                              10/01/27, MBIA ........................................................   10/05 at 101.5    1,059,120
AAA           1,000         New Jersey St. Tpke. Auth. Rev., Ser. C, 6.50%, 1/01/16, AMBAC ..........     No Opt. Call    1,165,760
                            New Jersey St. Trans. Sys. Auth., Trust Fund, Ser. B,
AAA           1,000           5.50%, 6/15/15, MBIA ..................................................      6/05 at 102    1,027,250
AAA           1,000           5.75%, 6/15/14, MBIA ..................................................      6/05 at 102    1,045,260
AA            1,000         North Brunswick Twnshp. Brd. of Ed., 6.30%, 2/01/05++ ...................     No Opt. Call    1,110,070
                            Port Authority of NY & NJ,
A1            1,000           5.75%, 12/15/20 .......................................................      6/05 at 101    1,034,520
A1            1,000           Ser. 74, 6.75%, 8/01/26 ...............................................      8/01 at 101    1,075,360
AAA           1,000         South Jersey Trans. Auth., Trans. Sys. Rev., Ser. B,
                              6.00%, 11/01/12, MBIA .................................................     11/02 at 102    1,063,990
                                                                                                                        -----------
                                                                                                                         19,048,340
                                                                                                                        -----------
                            PUERTO RICO--14.5%
BBB+          1,000         Puerto Rico Elec. Pwr. Auth. Rev., Ser. U, 6.00%, 7/01/14 ...............      7/04 at 102    1,055,280
AAA           1,000         Puerto Rico Public Bldgs Auth., Rev. Gov't Facs.,
                              Ser. A, 5.50%, 7/01/25, AMBAC .........................................    7/05 at 101.5    1,013,630
                                                                                                                        -----------
                                                                                                                          2,068,910
                                                                                                                        -----------
                            Total Long-Term Investments (cost $19,821,467) ..........................                    21,117,250
                                                                                                                        -----------



See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
             PRINCIPAL                                                                                     OPTION CALL
  RATING*     AMOUNT                                                                                       PROVISIONS+      VALUE
(UNAUDITED)    (000)               DESCRIPTION                                                             (UNAUDITED)     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

                            SHORT-TERM INVESTMENT**--2.1%
VMIG1        $300           New Jersey Econ. Dev. Auth. Water Facs. Rev., FRDD, 3.90%, 11/03/97,
                              AMBAC (cost $300,000) .................................................                   $   300,000
                                                                                                                        -----------
                            TOTAL INVESTMENTS--149.9% (COST $20,121,467) ............................                    21,417,250
                            Other assets in excess of liabilities--2.6% .............................                       376,904
                            Liquidation value of preferred stock--(52.5)% ...........................                    (7,500,000)
                                                                                                                        -----------
                            NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ......................                   $14,294,154
                                                                                                                        ===========


----------
 *  Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and prices of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
++  This bond is prerefunded. See glossary for definition.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

            AMBAC      -- American Municipal Bond Assurance Corporation
            CONNIE LEE -- College Construction Loan Insurance Association
            FRDD       -- Floating Rate Daily Demand
            FSA        -- Financial Secur
ity Assurance
            MBIA       -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                       THE BLACKROCK NEW JERSEY INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $20,121,467) (Note 1) ...........      $ 21,417,250
Cash ........................................................            39,151
Interest receivable .........................................           378,359
Deferred organization expenses and other assets .............               520
                                                                   ------------
                                                                     21,835,280
                                                                   ------------

LIABILITIES
Dividends payable-common stock ..............................             7,155
Advisory fee payable (Note 2) ...............................             6,481
Dividends payable-preferred stock ...........................             1,911
Administration fee payable (Note 2) .........................             1,852
Accrued expenses ............................................            23,727
                                                                   ------------
                                                                         41,126
                                                                   ------------

NET INVESTMENT ASSETS .......................................      $ 21,794,154
                                                                   ============
Net investment assets were comprised of:
   Common stock:
      Par value (Note 4) ....................................      $     10,071
      Paid-in capital in excess of par ......................        13,907,459
   Preferred stock (Note 4) .................................         7,500,000
                                                                   ------------
                                                                     21,417,530
   Undistributed net investment income ......................            80,551
   Accumulated net realized loss ............................          (999,710)
   Net unrealized appreciation ..............................         1,295,783
                                                                   ------------
   Net investment assets, October 31, 1997 ..................      $ 21,794,154
                                                                   ============
   Net assets applicable to common shareholders .............      $ 14,294,154
                                                                   ============

Net asset value per share:
   ($14,294,154 / 1,007,093 shares of common
   stock issued and outstanding) ............................            $14.19
                                                                         ======



--------------------------------------------------------------------------------
                       THE BLACKROCK NEW JERSEY INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest and discount earned ............................          $1,205,106
                                                                      ----------

Expenses
   Investment advisory .....................................              74,638
   Reports to shareholders .................................              25,000
   Administration ..........................................              21,325
   Auction Agent ...........................................              19,000
   Directors ...............................................              13,000
   Transfer agent ..........................................               8,000
   Audit ...................................................               7,000
   Legal ...................................................               6,500
   Custodian ...............................................               2,000
   Miscellaneous ...........................................              26,995
                                                                      ----------
   Total expenses ..........................................             203,458
                                                                      ----------
Net investment income ......................................           1,001,648
                                                                      ----------

UNREALIZED GAIN ON INVESTMENTS
(NOTE 3)
Net change in unrealized appreciation
   on investments ..........................................             671,471
                                                                      ----------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ...........................          $1,673,119
                                                                      ==========

See Notes to Financial Statements.


--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------
                                                                            FOR THE YEAR ENDED OCTOBER 31,
INCREASE (DECREASE) IN NET INVESTMENT ASSETS                                      1997            1996
                                                                             ------------    ------------
Operations:
   Net investment income .................................................   $  1,001,648    $    988,180
   Net realized loss on investments ......................................           --            (5,965)
   Net change in unrealized appreciation on investments ..................        671,471          20,175
                                                                             ------------    ------------
   Net increase in net investment assets resulting from operations .......      1,673,119       1,002,390
Dividends and distributions:
   To common shareholders from net investment income .....................       (698,299)       (715,788)
   To preferred shareholders from net investment income ..................       (254,564)       (258,030)
   To common shareholders in excess of net realized gain on investments ..           (151)         (8,056)
   To preferred shareholders in excess of net realized gain on investments            (50)         (2,885)
                                                                             ------------    ------------
      Total increase .....................................................        720,055          17,631

NET INVESTMENT ASSETS
Beginning of year ........................................................     21,074,099      21,056,468
                                                                             ------------    ------------
End of year ..............................................................   $ 21,794,154    $ 21,074,099
                                                                             ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                                     FOR THE PERIOD
                                                                               FOR THE YEAR ENDED OCTOBER 31,         JUNE 4, 1993*
PER SHARE OPERATING PERFORMANCE:                                         -----------------------------------------      THROUGH
                                                                           1997       1996       1995        1994   OCTOBER 31, 1993
                                                                           ----       ----       ----        ----   ----------------
Net asset value, beginning of period ................................     $13.48     $13.46     $11.44      $14.54      $14.10
                                                                         -------   --------    -------    --------      ------
   Net investment income ............................................        .99        .99        .99         .98         .31
   Net realized and unrealized gain (loss) on investments ...........        .66        .01       2.09       (3.11)        .65
                                                                         -------   --------    -------    --------      ------
Net increase from investment operations .............................       1.65       1.00       3.08       (2.13)        .96
                                                                         -------   --------    -------    --------      ------
Dividends and distributions:
   Dividends from net investment income to:
      Common shareholders ...........................................       (.69)      (.71)      (.77)       (.77)       (.19)
      Preferred shareholders ........................................       (.25)      (.26)      (.29)       (.19)       (.04)
Distributions in excess of net realized gain on investments to:
      Common shareholders ...........................................        ***       (.01)        --          --          --
      Preferred shareholders ........................................        ***        ***         --          --          --
                                                                         -------   --------    -------    --------      ------
Total dividends and distributions ...................................       (.94)      (.98)     (1.06)       (.96)       (.23)
                                                                         -------   --------    -------    --------      ------
Capital charge with respect to issuance of common and preferred stock         --         --         --        (.01)       (.29)
                                                                         -------   --------    -------    --------      ------
Net asset value, end of period** ....................................     $14.19     $13.48     $13.46      $11.44      $14.54#
                                                                         =======   ========    =======    ========      ======
Per share market value, end of period** .............................     $12.88     $11.88     $11.75     $10.625      $14.00
                                                                         =======   ========    =======    ========      ======
TOTAL INVESTMENT RETURN+ ............................................     14.77%      6.26%     18.37%    (22.07)%        .64%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS++
Expenses ............................................................      1.48%      1.57%      1.55%       1.35%       1.07%+++
Net investment income before preferred stock dividends ..............      7.28%      7.37%      7.89%       7.42%       5.22%+++
Preferred stock dividends ...........................................      1.85%      1.92%      2.28%       1.48%       0.74%+++
Net investment income available to common shareholders ..............      5.43%      5.45%      5.61%       5.94%       4.48%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ............    $13,761    $13,408    $12,580    $ 13,253    $ 14,431
Portfolio turnover rate .............................................         0%        85%       163%         88%          7%
Net assets of common shareholders, end of period (in thousands) .....    $14,294    $13,574    $13,556    $ 11,524    $ 14,646
Asset coverage per share of preferred stock, end of period## ........    $72,654    $70,252    $70,188    $126,828    $147,641
Preferred stock outstanding (in thousands) ..........................    $ 7,500    $ 7,500    $ 7,500    $  7,500    $  7,500


----------

*    Commencement of investment operations.
** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
*** Actual amount paid to common shareholders for the year ended October 31, 1997 was $0.00015 per share, and the actual amount paid to preferred shareholders was $0.00005 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0029 per common share.
# Net asset value immediately after the closing of the first public offering was $14.01. ## A stock split occurred on July 24, 1995 (Note 4).
+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
+++  Annualized.
     The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on April 12, 1993 as a non-diversified, closed-end management investment company. The Trust had no transactions until May 27, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc., (the "Adviser"). Investment operations commenced on June 4, 1993.

       The Trust's investment objective is to provide high current income exempt from regular federal and New Jersey state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

       The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $16,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory agreement with BlackRock Financial Management,Inc., (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

       The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

       Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO
There were no purchases and SECURITIES sales of investment securities, other than short-term investments, for the year ended October 31, 1997.

       The federal income tax basis of the Trust's investments at October 31, 1997 was $20,133,854 and, accordingly, net and gross unrealized appreciation was $1,283,396.

       For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1997 of approximately $987,000 of which $10,000 will expire in 2001, $690,000 will expire in 2002, $280,000 will expire in 2003 and $7,000 will expire in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 1,007,093 shares outstanding at October 31, 1997, the Adviser owned 7,093 shares. As of October 31, 1997, there were 300 shares of Preferred Stock Series T7 outstanding.

       The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 150 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series T7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

       Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 3.90% during the year ended October 31, 1997.

       The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

       The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

       The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS
Subsequent to October 31, 1997, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.0578 per common share payable November 28, 1997 to shareholders of record on November 14, 1997.

       For the period November 1, 1997 through November 30, 1997, dividends declared on Preferred Stock totalled $19,908 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock New Jersey Investment Quality Municipal Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock New Jersey Investment Quality Municipal Trust Inc. as of October 31, 1997 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 4, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock New Jersey Investment Quality Municipal Trust Inc. at October 31, 1997, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
------------------------
Deloitte & Touche LLP
New York, New York
December 12, 1997

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

       We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 1997) as to the federal tax status of dividends you received during such fiscal year.The dividend paid December 27, 1996 to common shareholders of record on December 13, 1996 included $0.0079993 per share of taxable ordinary income. The dividend paid December 11, 1996 to preferred shareholders of record on December 10, 1996 included $9.61667 per share of taxable ordinary income. All other dividends paid to both common and preferred shareholders consisted of federal tax-exempt interest.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

       Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will affect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

       The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

       Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

       The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

       Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

       There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New Jersey Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax and New Jersey gross income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American Stock Exchanges, several open-end funds and over 125 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., one of the nations largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New Jersey Municipal Obligations, which include debt obligations issued by or on behalf of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal income tax and New Jersey gross income tax. New Jersey Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade New Jersey Municipal Obligations. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in New Jersey Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax and New Jersey gross income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RNJ) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE NEW YORK
                         TIMES or THE WALL STREET JOURNAL each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL   DATE
                                                                 ------ --------
The BlackRock Income Trust Inc.                                    BKT    N/A
The BlackRock North American Government Income Trust Inc.          BNA    N/A

TERM TRUSTS

The BlackRock 1998 Term Trust Inc.                                 BBT    12/98
The BlackRock 1999 Term Trust Inc.                                 BNN    12/99
The BlackRock Target Term Trust Inc.                               BTT    12/00
The BlackRock 2001 Term Trust Inc.                                 BLK    06/01
The BlackRock Strategic Term Trust Inc.                            BGT    12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT    12/04
The BlackRock Advantage Term Trust Inc.                            BAT    12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT    12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL   DATE
                                                                 ------ --------
The BlackRock Investment Quality Municipal Trust Inc.              BKN    N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA    N/A
The BlackRock Florida Investment Quality Municipal Trust           RFA    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.     RNY    N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                     BMN    12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.               BRM    12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC    12/08
The BlackRock Florida Insured Municipal 2008 Term Trust            BRF    12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.      BLN    12/08
The BlackRock Insured Municipal Term Trust Inc.                    BMT    12/10



                      IF YOU WOULD LIKE FURTHER INFORMATION
                 PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

       BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 125 institutional clients in the United States and overseas.

       BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

       BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

       BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

       In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                       THE BLACKROCK NEW JERSEY INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

                                                                     09247C-10-7
[Recycle Logo]  Printed on recycled paper                            09247C-20-6

THE BLACKROCK
NEW JERSEY
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
--------------------
ANNUAL REPORT
OCTOBER 31, 1997